                                                                    EXHIBIT 10.6


     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THIS WARRANT.

                                   WARRANT
               TO PURCHASE SHARES OF SERIES B PREFERRED STOCK
                             AS HEREIN DESCRIBED

                          Dated September 15, 1994

     This certifies that for value received:

                        PHOENIX LEASING INCORPORATED

or registered assigns, is entitled, subject to the terms set forth herein, to purchase from Latitude Communications, Inc., a California corporation (the "Company"), up to Twenty-Nine Thousand Ninety-One (29,091) fully paid and non-
--------
assessable shares of the Company's Series B Preferred Stock, at the price of Two Dollars and Seventy-Five Cents ($2.75) per share. The initial purchase price of Two Dollars and Seventy-Five Cents ($2.75) per share, and the number of shares purchasable hereunder, are subject to adjustment in certain events, all as more fully set forth under Article IV herein.

                                  ARTICLE I

                                 DEFINITIONS
                                 -----------

     "Acquisition of the Company" means the Company's consolidation or merger
      --------------------------
with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or the sale or transfer of the Company's property as an entirety or substantially as an entirety.

     "Articles of Incorporation" means the Amended and Restated Articles of
      -------------------------
Incorporation of the Company, as filed with the California Secretary of State on May 27, 1994.

     "Closing Date" means September 15, 1994.
      ------------

     "Commission" means the Securities and Exchange Commission, or any other
      ----------
federal agency then administering the Exchange Act or the Securities Act, as defined herein.

     "Common Stock" means the Company's Common Stock, any stock into which such
      ------------
stock shall have been changed or any stock resulting from any reclassification of such stock, and any other capital stock of the Company of any class or series now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

     "Company" means Latitude Communications, Inc., a California corporation,
      -------
and any successor corporation.

     "Conversion Price" means the Conversion Price for Series B Preferred Stock,
      ----------------
as determined in accordance with the Articles of Incorporation.

     "Convertible Securities" means evidences of indebtedness, shares of stock
      ----------------------
or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any successor federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" means the period commencing on the Closing Date and
      ---------------
terminating at the earlier to occur of: (i) 5:00 p.m., Pacific Time on the tenth
(10th) anniversary of the Closing Date, or (ii) 5:00 p.m., Pacific Time on the fifth (5th) anniversary of the closing of the Company's initial sale and issuance of shares of Common Stock in an underwritten public offering, pursuant to a Registration.

     "Exercise Price" means the price per share of Series B Preferred Stock set
      --------------
forth in the Preamble to this Warrant, as such price may be adjusted pursuant to
Article IV hereof.

     "Fair Market Value" means
      -----------------

          (i) If shares of Series B Preferred Stock or Common Stock, as the case may be, are being sold pursuant to a Registration and Fair Market Value is being determined as of the closing of the public offering, the "price to public" specified for such shares in the final prospectus for such public offering;

          (ii) If shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system and Fair Market Value is not being determined as of the date described in clause (i) of this definition, the average of the daily closing prices for the thirty (30) trading days before such date, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

          (iii) If no shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national securities exchange or traded on any national market system or being offered to the public pursuant to a Registration, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by the National Association of Securities Dealers automated quotation system or, if such shares are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder; or

          (iv) If no shares of Series B Preferred Stock or Common Stock, as the case may be, are then listed or admitted to trading on any national exchange or traded on any national market system, if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market and if no such shares are being offered to the public pursuant to a Registration, the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, shall be determined by the Board of Directors of the Company; provided,
                                                                      --------
however, that if the Holders of a majority in interest under the Warrant give
-------
the Company written notice of objection to such value determination within twenty (20) days of receipt of notice of such determination, then the Company and such Holders shall, within five (5) days from the date of the Company's receipt of the Holders' objection, jointly retain a valuation firm satisfactory to each of them. If the Company and such Holders are unable to agree on the selection of such a firm within such five (5) day period, the Company and such Holders shall, within twenty (20) days after expiration of such five day period, each retain a separate independent valuation firm. If either the Company or such Holders fail to retain such a valuation firm during such twenty (20) day period, then the valuation firm retained by such Holders or the Company, as the case may be, shall alone take the actions described below. Such firms shall determine within thirty (30) days of being retained the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, and deliver their opinion in writing to the Company and to such Holders as to the fair value. If such firms cannot jointly agree upon the Fair Market Value, then, unless otherwise directed in writing by both the Company and such Holders, such firms, in their sole discretion, shall choose another firm independent of the Company and such Holders, which firm shall make such determination and render such an opinion as promptly as practicable. In either case, the determination so made shall be conclusive and binding on the Company and the Holders. The fees and expenses for such determination made by such firms shall be shared equally by the Company and such Holders. In the determination of the Fair Market Value of a share of Series B Preferred Stock or Common Stock, as the case may be, there shall not be taken into consideration any premium for shares representing control of the Company or any discount related to shares representing a minority interest therein or related to any illiquidity or lack of marketability of shares arising from restrictions on transfer under federal and applicable state securities laws or otherwise.

     "Fiscal Year" means the fiscal year of the Company.
      -----------

     "Holder" and "Holders" means the Person or Persons, as applicable, in whose
      ------       -------
name this Warrant is registered on the books of the Company maintained for such purpose.

     "Option" means any right, warrant or option to subscribe for or purchase
      ------
shares of Common Stock or Convertible Securities.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, government entities and authorities and other organizations, whether or not legal entities.

     "Preferred Stock" means the Preferred Stock of the Company, as defined in
      ---------------
the Articles of Incorporation.

     "Principal Executive Office" means the Company's office at 4001 Burton
      --------------------------
Drive, Santa Clara, California 95054, or such other office as designated in writing to the Holder by the Company.

     "Public Merger" means an Acquisition of the Company in which the Common
      -------------
Stock shareholders of the Company receive securities which are listed or admitted to trading on any national securities exchange or traded on any national market system or approved for quotation in the National Association of Securities Dealers, Inc. automated quotation system or any similar system of automated dissemination of quotations of securities prices.

     "Register," "Registered" and "Registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Rights Agreement" means the Amended and Restated Registration Rights
      ----------------
Agreement, dated as of June 1, 1994, by and among the Company and the shareholders of the Company named therein, attached hereto as Exhibit "E".
                                                              ----------

     "Rule 144" means Rule 144 as promulgated by the Commission under the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar successor rule that the Commission may promulgate.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Series B Preferred Stock" means the Series B Preferred Stock of the
      ------------------------
Company, as defined in the Articles of Incorporation.

     "Series B Purchase Agreement" means the Series B Preferred Stock Purchase
      ---------------------------
Agreement, dated as of June 1, 1994, by and among the Company and the shareholders of the Company named therein, attached hereto as Exhibit "G".
                                                              -----------

     "Shareholder" means a holder of one or more Warrant Shares or shares of
      -----------
Common Stock acquired upon conversion of Warrant Shares.

     "Warrant" means the warrant dated as of Closing Date issued to Holder and
      -------
all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.

     "Warrant Shares" means the shares of Series B Preferred Stock issuable upon
      --------------
the exercise of this Warrant provided that under the terms hereof there shall be a change such that the securities purchasable hereunder shall be issued by an entity other than the Company or there shall be a change in the type or class of securities purchasable hereunder, then the term shall mean the securities issuable upon the exercise of the rights granted hereunder.

                                 ARTICLE II

                                  EXERCISE
                                  --------

     2.1  Exercise Right; Manner of Exercise.  The purchase rights represented
          ----------------------------------
by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period upon (i) surrender of this Warrant, together with an executed Notice of Exercise, substantially in the form of Exhibit "A" attached hereto, at the Principal Executive Office, and (ii)
   -----------
payment to the Company of the aggregate Exercise Price for the number of Warrant Shares specified in the Notice of Exercise (such aggregate Exercise Price, the "Total Exercise Price"). The Total Exercise Price shall be paid by check;
---------------------
provided, however, that if the Warrant Shares are acquired in conjunction with a
--------  -------
Registration of such Warrant Shares or the Common Stock acquirable upon conversions of such Warrant Shares, then Holder may arrange for the aggregate Exercise Price for such Warrant Shares to be paid to the company from the proceeds of the sale of such Warrant Shares or the Common Stock acquirable upon conversion of such Warrant Shares pursuant to such Registration. The Person or Person(s) in whose name(s) any certificate(s) representing the Warrant Shares which are issuable upon exercise of this Warrant shall be deemed to become the holder(s) of, and shall be treated for all purposes as the record holder(s) of, such Warrant Shares, and such Warrant Shares shall be deemed to have been issued, immediately prior to the close of business on the date on which this Warrant and Notice of Exercise are presented and payment made for such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to such Person or Person(s). Certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after this Warrant is exercised. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the exercise of this Warrant and the related issuance of Warrant Shares.

     2.2  Conversion of Warrant.
          ---------------------

          (a) Right to Convert.  In addition to, and without limiting, the other
              ----------------
rights of the Holder hereunder, the Holder hall have the right (the "Conversion
                                                                     ----------
Right") to convert this Warrant or any part hereof into Warrant Shares at any
-----
time and from time to time during the term hereof. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), the Company shall deliver to the Holder, without
-------------------------
payment by the Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

               X=  B-A
                   ---
                    Y

Where:    X=  The number of Warrant Shares to be issued to the Holder

          Y=  The Fair Market Value of one Warrant Share as of the Conversion
              Date

          B=  The Aggregate Fair Market Value (i.e., Fair Market Value x
                                               ----
              Converted Warrant Shares)

          A=  The Aggregate Exercise Price (i.e., Exercise Price x Converted
                                            ----
              Warrant Shares)

          (b) Method of Exercise.  The Conversion Right may be exercised by the
              ------------------
Holder by the surrender of this Warrant at the Principal Executive Office, together with a written statement the "Conversion Statement") specifying that
                                       --------------------
the Holder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Conversion Statement, or on such later date as is specified in the Conversion Statement (the "Conversion Date") and, at the Holder's election,
                               ---------------
may be made contingent upon the closing of the consummation of the sale of Common Stock pursuant to a Registration. Certificates for the Warrant Shares so acquired shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the Conversion Date. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares which Holder is entitled to purchase hereunder. The issuance of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issuance tax with respect thereto or any other cost incurred by the Company in connection with the conversion of this Warrant and the related issuance of Warrant Shares.

     2.3  Company's Option to Acquire Warrant.
          -----------------------------------

          (a) Acquisition of the Company.  In the event of any Acquisition of
              --------------------------
the Company, other than a Public Merger, the Company shall have the option to purchase this Warrant on the closing date of such event for cash in an amount per Warrant Share equal to the greater of (x) three (3) times the Exercise Price, less the Exercise Price, or (y) the excess (if any)
of the Market Value of a Warrant Share over the Exercise Price; provided,
                                                                --------
however, that such option shall not be exercisable to the extent that the
-------
Holder exercises this Warrant in connection with such Acquisition of the Company; provided further, however, that such option shall not be exercisable
         ----------------  -------
if in connection with such Acquisition of the Company all other warrants to acquire securities of the Company will not expire and/or terminate, whether by their terms, complete exercise by the holders thereof or the exercise of purchase rights by the Company. The Market Value of each Warrant Share shall be determined by dividing the total consideration to be received by the Company or its shareholders in connection with such event by the number of shares of Common Stock then outstanding (assuming that all convertible securities of the Company have been converted into Common Stock). Any securities to be delivered to the Company or its shareholders shall be valued as follows:

          (A) If then listed or admitted to trading on any national securities exchange or traded on any national market system, the value of the securities shall be the average of the daily closing prices for the thirty (30) trading days ending five (5) business days before the closing of the transaction, excluding any trades which are not bona fide, arm's length transactions. The closing price for each day shall be the last sale price on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange or national market system on which such shares are then listed, admitted to trading or traded;

          (B) If traded over-the-counter, the value of the securities shall be the average of the closing bid and ask prices thereof over the thirty (30) day period ending five (5) business days prior to the closing of the transaction, as shown by the National Association of Securities Dealers automated quotation system or, if such securities are not then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Holder; and

          (C) If there is no public market, the value shall be the fair market value thereof as determined by mutual agreement of the Company and the Holders of a majority in interest under the Warrant; provided, however, that if the Company and such Holders are
               --------  -------
               unable to mutually agree upon the value, and the value asserted by the Holder is not greater than one hundred ten percent (110%) of the value asserted by the Company, then the value of the securities shall be the sum of (1) the value asserted by the Company and (2) fifty percent (50%) of the difference between the value asserted by the Company and the value asserted by such Holders; provided further, however, that if the Company and such
                        ----------------  -------
               Holders are unable to mutually agree upon the value of the securities and the immediately preceding proviso is not operative, the value shall be determined by a valuation firm or valuation firms in accordance with the procedures of the proviso of clause (iv) of the definition of Fair Market Value set forth above, which is set forth in this clause (C) by this reference, mutatis mutandis.

          (b)  Registration.  If the Company is selling Common Stock pursuant to
               ------------
a Registration, then the Company shall have the option to purchase this Warrant on the closing date of such Registration for cash in an amount per Warrant Share equal to the greater of (x) three (3) times the Exercise Price, less the Exercise Price, or (y) the excess, if any, of the Fair Market Value of a Warrant Share over the Exercise Price; provided, however, that such option shall not be
                               --------  -------
exercisable to the extent that the Holder exercises this Warrant in connection with such Registration; provided further, however, that such option shall not be exercisable if in connection with such Registration all other warrants to acquire securities of the Company will not expire and/or terminate, whether by their terms, complete exercise by the holders thereof or the exercise of purchase rights by the Company.

     2.4  Termination of Warrant.  This Warrant shall terminate upon the closing
          ----------------------
of a Public Merger.

     2.5  Fractional Shares.  The Company shall not issue fractional shares of
          -----------------
Series B Preferred Stock or Common Stock or scrip representing fractional shares of Series B Preferred Stock or Common Stock upon any exercise or conversion of this Warrant. As to any fractional share of Series B Preferred Stock or Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise or conversion, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the fair market value of a share of Series B Preferred Stock or Common Stock, as applicable, on the date of the Notice of Exercise or the Conversion Date, as applicable, as determined in good faith by the Company's Board of Directors. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

     2.6  Continued Validity.  A Shareholder shall be entitled to all rights to
          ------------------
which a Holder of this Warrant is entitled pursuant to the provisions of this Warrant, except rights which by their terms apply only to a Warrant. The Company shall, at the time of the exercise of this Warrant, in whole or in part, upon the request of a Shareholder, acknowledge in writing, in form reasonably satisfactory to the Shareholder, its continuing obligation to afford to the Shareholder all rights to which the Shareholder is entitled in accordance with the provisions of this Warrant; provided, however, that if the Shareholder fails
                                --------  -------
to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Shareholder all such rights.

                                 ARTICLE III

              REGISTRATION, TRANSFER, EXCHANGE AND REPLACEMENT
              ------------------------------------------------

     3.1  Maintenance of Registration Books.  The Company shall keep at the
          ---------------------------------
Principal Executive Office a register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration, transfer and exchange of this Warrant. The Company and any Company agent may treat the Person in whose name this Warrant is registered as the owner of this Warrant for all purposes whatsoever and neither the Company nor any Company agent shall be affected by any notice to the contrary.

     3.2  Restrictions on Transfers.
          -------------------------

          (a) Compliance with Securities Act.  The Holder, by acceptance hereof,
              ------------------------------
agrees that this Warrant, the Series B Preferred Stock to be issued upon exercise hereof and the shares of Common Stock to be issued upon conversion of such shares of Series B Preferred Stock are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and that the Holder will not offer, sell or otherwise dispose of this Warrant, any such shares of Series B Preferred Stock or any such shares of Common Stock except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached as Exhibit "B" hereto, that the shares
                                           -----------
of Series B Preferred Stock or Common Stock purchased thereby are being acquired for investment, solely for the Holder's own account and not as a nominee for any other Person, and not with a view toward distribution or resale.

          (b) Certificate Legends.  This Warrant, all shares of Series B
              -------------------
Preferred Stock issued upon exercise of this Warrant (unless Registered under the Securities Act) , and all shares of Common Stock issued upon conversion of such shares of Series B Preferred Stock (unless Registered under the Securities
Act) shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required by applicable state securities laws)

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF ARTICLE III OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED.

          (c) Disposition of Warrant or Shares.  With respect to any offer, sale
              --------------------------------
or other disposition of this Warrant, any shares of Series B Preferred Stock issued upon exercise of this Warrant or shares of Common Stock acquired pursuant to conversion of such shares of Series B Preferred Stock prior to Registration of such shares, the Holder or the Shareholder, as the case may be, agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Holder's or Shareholder's counsel, if reasonably requested by Company, to the effect that such offer, sale or other disposition may be effected without Registration under the securities Act or qualification under any applicable state securities laws of this Warrant or such shares, as the case may be, and indicating whether or not under the

Securities Act certificates for this Warrant or such shares, as the case may be to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder or the Shareholder, as the case may be, that it may sell or otherwise dispose of this Warrant or such shares, as the case may be, all In accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Holder or the Shareholder, as the case may be, is not reasonably satisfactory to the Company, the Company shall so notify the Holder or the Shareholder, as the case may be, promptly after such determination has been made and shall specify the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares, as the case may be, may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonable request to provide reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the Shareholder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. In the event of any conflict between the provisions of this Section 3.2 and the provisions of Exhibit "A" or Exhibit "C" hereto, the provisions of this Section 3.2 shall control.

          (d) Warrant Transfer Procedure.  Transfer of this Warrant to a third
              --------------------------
party, following compliance with the preceding subsections of this Section 3.2, shall be effected by execution of the Assignment Form attached hereto as Exhibit
                                                                         -------
"C", and surrender for registration of transfer of this Warrant at the Principal
---
Executive Office, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Assignment Form and the necessary transfer tax funds, if any, and compliance with this Section 3.2, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Series B Preferred Stock.

          (e) Termination of Restrictions.  The restrictions imposed under this
              ---------------------------
Section 3.2 upon the transferability of the Warrant, the shares of Series B Preferred Stock acquired upon the exercise of this Warrant and the shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock shall cease when (i) a registration statement covering all shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock becomes effective under the Securities Act, (ii) the Company is presented with an opinion of counsel reasonably satisfactory to the Company that such restrictions are no longer required in order to insure compliance with the Securities Act or with a Commission "no-action" letter that future transfers of such securities by the transferor or the contemplated transferee would be exempt from registration under the Securities Act, or (iii) such securities may be transferred in accordance with Rule 144(k). When such restrictions terminate, the Company shall, or shall instruct its transfer agent to, promptly, and without expense to the Holder or the Shareholder, as the case may be, issue new securities in the name of the Holder and/or the Shareholder, as the case may be, not bearing the legends required under subsection (b) of this Section
3.2. In addition, new securities shall be issued without such legends if such legends may be properly removed under the terms of Rule 144(k).

     3.3  Exchange.  At the Holder's option, this Warrant may be exchanged for
          --------
other Warrants representing the right to purchase a like aggregate number of shares of Series B Preferred Stock upon surrender of this Warrant at the Principal Executive Office. Whenever this Warrant is so surrendered to the Company at the Principal Executive Office for exchange, the Company shall execute and deliver the Warrants which the Holder is entitled to receive. All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights; and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange. No service charge shall be made for any exchange of this Warrant.

     3.4  Replacement.  Upon receipt of evidence reasonably satisfactory to the
          -----------
Company of the loss, theft, destruction or mutilation of this Warrant and (i) in the case of any such loss theft or destruction, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (ii) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the Principal Executive Office, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant.

                                 ARTICLE IV

                           ANTIDILUTION PROVISIONS
                           -----------------------

     4.1  Conversion of Series B Preferred Stock.  If all of the Series B
          --------------------------------------
Preferred Stock is converted into shares of Common Stock in connection with a Registration, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Series B Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the amount obtained by dividing (i) the aggregate Exercise Price of the shares of Series B Preferred Stock for which this Warrant was exercisable immediately prior to such conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

     4.2  Reorganization,  Reclassification or Recapitalization of the Company.
          --------------------------------------------------------------------
In case of (1) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in of Section
4.4 hereof), (2) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (3) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Series B Preferred Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Series B Preferred Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.2 shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares of Series B Preferred Stock in connection with any transaction described in this Section
4.2 is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

     4.3  Splits and Combinations.  If the Company at any time subdivides any of
          -----------------------
its outstanding shares of Series B Preferred Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely if the outstanding shares of Series B Preferred Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased. Upon any adjustment of the Exercise Price under this Section 4.3, the number of shares of Series B Preferred Stock issuable upon exercise of this Warrant shall equal the number of shares determined by dividing (i) the aggregate Exercise Price payable for the purchase of all shares issuable upon exercise of this Warrant Immediately prior to such adjustment by (ii) the Exercise Price per share in effect immediately after such adjustment.

     4.4  Reclassifications.  If the Company changes any of the securities as to
          -----------------
which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the counties that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted. No adjustment shall be made pursuant to this
Section 4.4 upon any conversion described in Section 4.1 hereof.

     4.5  Dividends and Distributions.  If the Company declares a dividend or
          ---------------------------
other distribution on the Series B Preferred Stock or if a dividend or other distribution on the Series B Preferred Stock occurs pursuant to the Articles of Incorporation (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Series B Preferred Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Series B Preferred Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

     4.6  Liquidation; Dissolution.  If the Company shall dissolve, liquidate or
          ------------------------
wind up its affairs, the Holder shall the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Series B Preferred Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such Aggregate Exercise Price from the amount payable to the Holder.

     4.7  Maximum Exercise Price.  At no time shall the Exercise Price exceed
          ----------------------
the amount set forth in the Preamble to this Warrant, unless the Exercise Price is adjusted pursuant to section 4.3 hereof.

     4.8  Other Dilutive Events.  If any event occurs as to which the other
          ---------------------
provisions of this Article IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Board of Directors of the Company shall determine in good faith the adjustments, if any, on a basis consistent with the essential intent and principles established in this Article IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon such determination, the Company shall promptly make such adjustments and notify the Holder thereof.

     4.9  Amendment of Articles of Incorporation.  So long as the Warrant is
          --------------------------------------
outstanding and no shares of Series B Preferred Stock are issued and outstanding and the Series B Preferred Stock has not been converted into Common Stock in connection with a Registration, the Company shall not amend, or otherwise take any action that would affect, Article III, Section (d) of the Articles of Incorporation, without the prior written consent of the Holders of majority in interest under this Warrant, given in their sole discretion. If the Articles of Incorporation are amended in violation of this Section 4.9, then the provisions of this Article IV shall be adjusted so that the Holder shall receive with respect to the shares of Common Stock received upon conversion of the shares of Series B Preferred Stock obtained upon exercise of this Warrant thereafter, what would have been received had the Articles of Incorporation not been so amended, open payment of the same amount as would have been required had the Articles of Incorporation not been so amended.

     4.10 Certificates and Notices.
          ------------------------

          (a) Adjustment Certificates.  Upon any adjustment of the Exercise
              -----------------------
Price and/or the number of shares of Series B Preferred Stock purchasable upon exercise of this

Warrant, a certificate, signed by (i) the Company's President or Chief Financial Officer, or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the Holder and shall specify the adjusted Exercise Price and the number of shares of Series B Preferred Stock purchasable upon exercise of the Warrant after giving effect to the adjustment.

          (b) Extraordinary Corporate Events.  If the Company, after the date
              ------------------------------
hereof, proposes to effect (i) any transaction described in Sections 4.2 or 4.4 hereof, (ii) a liquidation, dissolution or winding up of the Company described in Section 4.6 hereof, or (iii) any payment of a dividend or distribution with respect to Series B Preferred Stock or Common Stock, then, in each such case, the Company shall mail to the Holder a notice describing such proposed action and specifying the date on which the Company's books shall close, or a record shall be taken, for determining the holders of Series B Preferred Stock or Common Stock, as appropriate, entitled to participate in such action, or the date on which such reorganization, reclassification, consolidation, merger, sale, transfer, Liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Series B Preferred Stock and Common Stock of record shall be entitled to receive securities and/or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed to the Holder at least fifteen (15) days prior to the record date for such action in the case of any action described in clause (i) or clause (iii) above, and in the case of any action described in clause (ii) above, at least fifteen (15) days prior to the date on which the action described is to take place and at least fifteen (15) days prior to the record date for determining holders of Series B Preferred Stock or Common Stock, as appropriate, entitled to receive securities and/or other property in connection with such action.

     4.11 No Impairment.  The Company shall not, by amendment of the Articles
          -------------
of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Article IV and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

     4.12 Application.  Except as otherwise provided herein, all sections of
          -----------
this Article IV are intended to operate independently of one another. If an event occurs that requires the application of more than one section, all applicable sections shall be given independent effect.

                                  ARTICLE V

                             REGISTRATION RIGHTS
                             -------------------

     Concurrently with the execution and delivery of this Warrant, the Company shall cause the Holder to become a party to the Rights Agreement and the Holder shall be deemed a "Holder" as defined in the Rights Agreement, for purposes of the Rights Agreement and shall be entitled to all the rights, and be subject to all the obligations, of a Holder under the Rights Agreement and the Common Stock issuable upon conversion of the Warrant Shares shall be deemed "Registrable Stock," as defined in the Rights Agreement, for purposes of the Rights Agreement. Such actions shall be effected by the Company executing and delivering the Holder a fully-executed Amendment to Rights Agreement substantially in the form of Exhibit "F" hereto.
                                                           -----------

                                 ARTICLE VI

                                 INFORMATION
                                 -----------

     6.1  Financial Information.  Until such time that the Company has a class
          ---------------------
of its equity securities registered under the Exchange Act and is required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Company shall deliver to the Holder, concurrently with its delivery to Purchasers described in Section 5 of the Series B Purchase Agreement, the financial information described in Section 5.2(a), Section 5.2(b), and Section 5.2(c) of the Series B Purchase Agreement, as such sections are in effect from time to time during the term hereof. If the Series B Purchase Agreement is terminated for any reason, and for so long as the Company does not have a class of its equity securities registered under the Exchange Act and is not required to file reports thereunder pursuant to Sections 13 or 15(d) of the Exchange Act, the Company shall deliver to the Holder all information that was required to be delivered to the Purchasers described in Section 5 of the Series B Purchase Agreement, pursuant to Section 5.2(a), Section 5.2(b), and Section 5.2(c) of the Series B Purchase Agreement, as such sections are now in effect.

     6.2  Inspection.  The Company shall permit the Holder, at the Holder's
          ----------
expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Holder.

                                 ARTICLE VII

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY
            ----------------------------------------------------

     7.1  Representations and Warranties.  The Company represents and warrants
          ------------------------------
that:

          (a) Legal Status; Qualification.  The Company is a corporation duly
              ---------------------------
organized, validly existing and in good standing under the laws of the State of California and is qualified or licensed to do business in all other countries, states and provinces in which the laws thereof require the Company to qualify and/or be licensed, except where failure to qualify or be licensed would not have a material adverse effect on the business or assets of the Company taken as a whole;

          (b) Capitalization.  The Company's authorized capital stock consists
              --------------
of: (i) Six Million (6,000,000) shares of Preferred Stock, of which (A) Three Million Three Hundred Thousand (3,300,000) shares are designated as Series A Preferred Stock, of which series Three

Million One Hundred Seventy-Five Thousand (3,175,000) shares are issued and outstanding, and (B) Two Million Seven Hundred Thousand (2,700,000) shares are designated as Series B Preferred Stock, of which series Two Million Six Hundred Sixty-One Thousand Eight Hundred Twenty (2,661,320) shares are issued and outstanding; and (ii) Ten Million (10,000,000) shares of Common Stock, of which One Million Seven Hundred Seventy-Eight Thousand (1,773,000) shares are issued and outstanding;

          (c) Options.  Except as described in Exhibit "D" hereto there are no
              -------                          -----------
options, warrants or similar rights to acquire from the Company, or agreements or other obligations by the Company, absolute or contingent, to issue or sell Common Stock, whether on conversion or exchange of Convertible Securities or otherwise;

          (d) Preemptive Rights.  Except as described in Exhibit "D", no
              -----------------                          -----------
shareholder of the Company has any preemptive rights to subscribe for shares of Common Stock;

          (e) Authority.  The Company has the right and power, and is duly
              ---------
authorized and empowered, to enter into, execute, deliver and perform this Warrant;

          (f) Binding Effect.  This Warrant has been duly authorized, executed
              --------------
and delivered and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms;

          (g) No Conflict.  The execution, delivery and/or performance by the
              -----------
Company of this Warrant shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Company's Articles of Incorporation or By-laws or contained in any agreement, instrument, or document to which the Company is a Party or by which it is bound;

          (h) Consents.  No consent, approval, authorization or other order of
              --------
any court, regulatory body, administrative agency or other governmental body is required for the valid issuance of the Warrant or for the performance of any of the Company's obligations hereunder, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules promulgated thereunder, which filing will be effected in accordance with such section and rules;

          (i) Offering.  Neither the Company nor any agent acting on its behalf
              --------
has, either directly or indirectly, sold, offered for sale or disposed of, or attempted or offered to dispose of, this Warrant or any part hereof, or any similar obligation of the Company, to, or has solicited any offers to buy any thereof from, any person or persons other than the Holder. Neither the Company nor any agent acting on its behalf will sell or offer for sale or dispose of, or attempt or offer to dispose of, this Warrant or any part thereof to, or solicit any offers to buy any warrant of like tenor from, or otherwise approach or in respect thereof, with, any Person or Persons so as thereby to bring the issuance of this Warrant within the provisions of Section 5 of the Securities Act;

          (j) Registration.  It is not necessary in connection with the issuance
              ------------
and sale of this Warrant to the Holder to Register this Warrant under the Securities Act; and

     7.2  Covenants.  The Company covenants that:
          ---------

          (a) Authorized Shares.  The Company will at all times have authorized,
              -----------------
and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Series B Preferred Stock to provide for the exercise of the rights represented by this Warrant (for purposes of determining compliance with this covenant, the shares of Series B Preferred Stock issuable upon exercise of all other options and warrants shall be deemed issued and outstanding), and a sufficient number of shares of Common Stock to provide for the conversion into Common Stock of all the shares of Series B Preferred Stock issued and issuable upon the exercise of this Warrant but theretofore unconverted (for purposes of determining compliance with this covenant, the shares of Common Stock issuable upon exercise of all options and warrants to acquire Common Stock and upon conversion of all instruments convertible into Common Stock shall be deemed issued and outstanding);

          (b) Proper Issuance.  The Company, at its expense, will take all such
              ---------------
action as may be necessary to assure that the Series B Preferred Stock issuable upon the exercise of this Warrant, and the Common Stock issuable upon the conversion of such Series B Preferred Stock, may be so issued without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed. Such action may include, but not be limited to, causing such shares to be duly registered or approved or listed on relevant domestic securities exchanges; and

          (c) Fully Paid Shares.  The Company will take all actions necessary or
              -----------------
appropriate to validly and legally issue (i) fully paid and non-assessable shares of Series B Preferred Stock upon exercise of this Warrant and (ii) fully paid and non-assessable shares of Common Stock upon conversion of such shares of Series B Preferred Stock. All such shares will be free from all taxes, liens and charges with respect to the issuance thereof, other than any stock transfer taxes in respect to any transfer occurring contemporaneously with such issuance.

                                ARTICLE VIII

                                MISCELLANEOUS
                                -------------

     8.1  Certain Expenses.  The Company shall pay all expenses in connection
          ----------------
with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issuance, sale and delivery of the Warrant, the Warrant Shares and the shares of Common Stock issuable upon conversion of the Warrant Shares.

     8.2  Holder Not a Shareholder.  Prior to the exercise of this Warrant as
          ------------------------
herein before provided, the Holder shall not be entitled to any of the rights of a shareholder of the Company including, without limitation, the right as a shareholder (i) to vote on or consent to any proposed action of the Company or
(ii) except as provided herein, to receive (a) dividends or any other distributions made to shareholders, (b) notice of or attend any meetings of shareholders of the

Company, or (c) notice of any other proceedings of the Company.
Notwithstanding the foregoing, the Company shall provide to the Holder the information delivered to shareholders as required pursuant to Section 6.1 hereof.

     8.3  Like Tenor.  All Warrants shall at all times be substantially
          ----------
identical except as to the Preamble.

     8.4  Remedies.  The Company stipulates that the remedies at law of the
          --------
Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     8.5  Enforcement Costs.  If any party to, or beneficiary of, this Warrant
          -----------------
seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay all reasonable costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

     8.6  Nonwaiver; Cumulative Remedies.  No course of dealing or any delay or
          ------------------------------
failure to exercise any right hereunder on the part of the Holder and/or any Shareholder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Holder or such Shareholder. No single or partial waiver by the Holder and/or any Shareholder of any provision of this Warrant or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default, right or remedy on a future occasion. The rights and remedies provided in this Warrant are cumulative and are in addition to all rights and remedies which the Holder and each Shareholder may have in law or in equity or by statute or otherwise.

     8.7  Notices.  Any notice, demand or delivery to be made pursuant to this
          -------
Warrant will be sufficiently given or made if personally delivered or sent by first class mail, postage prepaid, addressed to (a) the Holder and the Shareholders at their last known addresses appearing on the books of the Company maintained for such purpose or (b) the Company at its Principal Executive Office. The Holder, the Shareholders and the Company may each designate a different address by notice to the other pursuant to this Section 8.7. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this Section 8.7.

     8.8  Successors and Assigns.  This Warrant shall be binding upon the
          ----------------------
Company and any Person succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company with respect to the shares of Series B Preferred Stock issuable upon exercise of this Warrant and the shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock, shall survive the exercise, expiration or termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the Holder, each Shareholder and their respective successors and assigns. The company shall, at the time of exercise of this Warrant, in whole or in part, upon request of the Holder or any Shareholder but at the Company's expense, acknowledge in writing its continuing obligations hereunder with respect to rights of the Holder or such Shareholder to which it shall continue to be entitled after such exercise in accordance with the terms hereof; provided that the failure of the Holder or any Shareholder to make any such request shall not affect the continuing obligation of the Company to the Holder or such Shareholder in respect of such rights.

     8.9  Modification; Severability.
          --------------------------

          (a) If, in any action before any court or agency legally empowered to enforce any term, any term is found to be unenforceable, then such term shall be deemed modified to the extent necessary to make it enforceable by such court or agency.

          (b) If any term is not curable as set forth in subsection (a) above, the unenforceability of such term shall not affect the other provisions of this Warrant but this Warrant shall be construed as if such unenforceable term had never been contained herein.

     8.10 Integration.  This Warrant replaces all prior and contemporaneous
          -----------
agreements and supersedes all prior and contemporaneous negotiations between the parties with respect to the transactions contemplated herein and constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

     8.11 Survival of Representations and Warranties.  The representations and
          ------------------------------------------
warranties of the Company in this Warrant shall survive the execution and delivery of this Warrant and the consummation of the transactions contemplated hereby, notwithstanding any investigation by the Holder or its agents.

     8.12 Amendment.  This Warrant may not be modified or amended except by
          ---------
written agreement of the Company and Holders and Shareholders holding or entitled to acquire a majority of the Warrant Shares then outstanding or issuable upon exercise of this Warrant.

     8.13 Headings.  The headings of the Articles and Sections of this Warrant
          --------
are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     8.14 Meanings.  Whenever used in this Warrant, any noun or pronoun shall
          --------
be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

     8.15 Governing Law.  This Warrant shall be governed by, and construed in
          -------------
accordance with, the laws of the State of California applicable to contracts entered into and to be performed wholly within California by California residents.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of September 15, 1994.

                                    LATITUDE COMMUNICATIONS, INC.

                                        /s/ Emil Wang
                                    By:______________________________________

                                           President & CEO
                                    Title:___________________________________

                                 EXHIBIT "A"
                                 -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                  (To be executed only upon partial or full
                       exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases shares of Series B Preferred Stock of Latitude Communications, Inc. and herewith makes payment therefor in the amount; of $_____, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ___________ certificates in denominations of shares) for the shares of Series B Preferred Stock of Latitude Communications, Inc. hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is _________________________________________________________________________
and, if such shares of Series B Preferred Stock shall not include all the shares of Series B Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series B Preferred Stock of Latitude Communications, Inc. not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) [NAME], whose address is ______________________________________________________.

Dated:  ____________________________________________, 199__

Signature Guaranteed


                                    ________________________________________

                                    ________________________________________

                                    By:_____________________________________
                                         (Signature of Registered Holder)

                                    Title:__________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Exercise must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                  EXHIBIT "B"
                                  -----------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Purchaser:

Company:   Latitude Communications, Inc.

Security:  Series B Preferred Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities (the

"Securities"), the undersigned (the "Purchaser") represents to the Company as
-----------                          ---------
follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities
                                                                     ----------
Act");
---

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, In the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if
             ---
the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deterred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future;

     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased;

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the
resale occurring not less than two (2) years after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied;

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding; the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk; and

     (g) The Purchaser is an "accredited investor" as defined in Regulation D as promulgated by the SEC.

Date:  _________________________, 199___

                                        PURCHASER:

                                      ______________________________________

                                  EXHIBIT "C"
                                  -----------

                                ASSIGNMENT FORM
                                ---------------

                        (To be executed only upon the
                      assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Folder of the within Warrant hereby sells, assigns and transfers unto _______ whose address is ___________ ________ all of the rights of the undersigned under the within Warrant, with respect to ____________________ shares of Series B Preferred Stock of Latitude Communications, Inc. and, if such shares of Series B Preferred Stock shall not include all the shares of Series B Preferred Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Series B Preferred Stock of Latitude Communications, Inc. not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________________________________
attorney to register such transfer on the books of Latitude Communications, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:  ____________________________________________, 199__

Signature Guaranteed


                                    ________________________________________

                                    ________________________________________

                                    By:_____________________________________
                                         (Signature of Registered Holder)

                                    Title:__________________________________

NOTICE: The signature to this Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this Notice of Assignment must be guaranteed by a commercial bank or trust company in the United States or a member firm of the New York Stock Exchange.

                                 EXHIBIT "D"
                                 -----------

                   OUTSTANDING OPTIONS AND PREEMPTIVE RIGHTS
                   -----------------------------------------

                          (Sections 7.1(c) and 7.1(d))

                                  EXHIBIT "E"
                                  -----------

                                RIGHTS AGREEMENT
                                ----------------
                                  (Article I)

                                  EXHIBIT "F"
                                  -----------

                         AMENDMENT TO RIGHTS AGREEMENT
                         -----------------------------
                                  (Article V)

                                  EXHIBIT "G"
                                  -----------

                          SERIES B PURCHASE AGREEMENT
                          ---------------------------
                                 (Article I)